UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2015

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

Financial Results for the Quarter and Year Ended December 31, 2014

Interval Leisure Group, Inc. (“ILG”) today issued a press release reporting financial results for the quarter and year ended December 31, 2014.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 to this Report is being furnished and is not “filed” with the Securities and Exchange Commission and is not incorporated by reference into any registration statement under the Securities Act of 1933.

ITEM 8.01.    Other Events.

On February 26, 2015, ILG announced that its Board of Directors declared a quarterly dividend of $0.12 per common share. The dividend is payable on March 31, 2015 to shareholders of record as of March 17, 2015. The actual declaration of any future cash dividends, and the establishment of record and payment dates, will be subject to final determination by the Board of Directors each quarter and will depend upon our result of operations, cash requirements and surplus, financial condition, legal requirements, capital requirements related to business initiatives, investments and acquisitions and other factors the Board of Directors may deem relevant.

On February 26, 2015, ILG announced that the Board of Directors has increased its share repurchase authorization to a total of $25 million of ILG’s common stock.

The press release contains forward-looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters.  These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The forward-looking statements are subject to the limitations and qualifications set forth in the press release as well as in ILG’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. The authorization of the stock repurchase program is not a guarantee that any or all shares authorized for repurchase will be repurchased under the program. The ability of ILG to repurchase shares of common stock will depend on a number of factors, including future financial condition and compliance with the terms of its debt agreements.

ITEM 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press release of ILG, dated February 26, 2015, reporting financial results for the quarter and year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President, General Counsel
and Secretary

Date:  February 26, 2015

EXHIBIT LIST

Exhibit No.	Description
99.1	Press release of ILG, dated February 26, 2015, reporting financial results for the quarter and year ended December 31, 2014